UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010 (June 3, 2010)

BITSTREAM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21541	04-2744890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Nickerson Road, Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 497-6222

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 18, 2010, Bitstream, Inc. (the “Company”) filed Amendment No. 1 on Form 8-K/A to file under Items 2.01 and 9.01 of Form 8-K certain financial statements and pro forma financial information relating to the Company’s acquisition of certain of the assets of Press-sense Ltd. that was completed on June 3, 2010. The purpose of this Amendment No. 2 on Form 8-K/A is to amend Exhibit 23.1 to identify with specificity the Company’s Form S-8 registration statements into which the independent auditor’s report is incorporated by reference pursuant to Part II, Item 3 of Form S-8. For convenience of reference, Item 9.01 of Amendment No. 1 on Form 8-K/A is amended and restated in its entirety herein below and the corrected Exhibit 23.1 is filed herewith.

ITEM 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited carve-out financial statements of Press-sense Ltd. are filed as Exhibit 99.1 of this amended Current Report and include:

•	Carve-out Consolidated Balance Sheets as of December 31, 2009 and 2008,

•	Carve-out Consolidated Statements of Operations and Total Contribution of Capital By Owners and Cash Flows for the years ended December 31, 2009 and 2008, and the notes related thereto.

(b) Pro forma financial information.

The following unaudited pro forma financial information including notes thereto is filed as a part of this amended Current Report and is attached as Exhibit 99.2:

•	Pro Forma Combined Balance Sheets as of March 31, 2010;

•	Pro Forma Combined Statement of Operations for the year ended December 31, 2009; and

•	Pro Forma Combined Statement of Operations for the three months ended March 31, 2010.

(d) Exhibits

Exhibit Number	Description

23.1*	Consent of Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global

99.1	Audited Carve-out Consolidated Financial Statements listed in Item 9.01(a) (filed as Exhibit 99.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 18, 2010 and incorporated herein by reference).

99.2	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b) (filed as Exhibit 99.2 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 18, 2010 and incorporated herein by reference).

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITSTREAM INC.
(Registrant)
Date : November 15, 2010
	By:	/S/ JAMES P. DORE
James P. Dore
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global

99.1	Audited Carve-out Consolidated Financial Statements listed in Item 9.01(a) (filed as Exhibit 99.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 18, 2010 and incorporated herein by reference).

99.2	Unaudited Pro Forma Combined Financial Statements listed in Item 9.01(b) (filed as Exhibit 99.2 to the Company’s Amendment No. 1 to Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 18, 2010 and incorporated herein by reference).

*	filed herewith